Exhibit 10.6

EXECUTION VERSION

AMENDMENT NO. 7 TO MASTER REPURCHASE AND SECURITIES CONTRACT

AMENDMENT NO. 7 TO MASTER REPURCHASE AND SECURITIES CONTRACT, dated as of February 9, 2022 (this “Amendment”) by and between TPG RE FINANCE 11, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Seller”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).

RECITALS

WHEREAS, Seller and Buyer are parties to that certain Master Repurchase and Securities Contract, dated as of May 25, 2016 (as amended by that certain Amendment No. 1 to Master Repurchase and Securities Contract, dated as of September 21, 2016, as further amended by that certain Amendment No. 2 to Master Repurchase and Securities Contract, dated as of December 22, 2016, as further amended by that certain Amendment No. 3 to Master Repurchase and Securities Contract, dated as of June 8, 2017, as further amended by that certain Amendment No. 4 to Master Repurchase and Securities Contract, dated as of May 4, 2018, as further amended by that certain Amendment No. 5 to Master Repurchase and Securities Contract, dated as of April 18, 2019, as further amended by that certain Amendment No. 6 to Master Repurchase and Securities Contract, dated as of October 2, 2019, as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”);

WHEREAS, Seller and Buyer acknowledge and agree that Buyer and Seller shall not enter into any new LIBOR contracts under the Repurchase Agreement after December 31, 2021; and

WHEREAS, Seller and Buyer have agreed, subject to the terms and conditions hereof, that the Repurchase Agreement shall be amended as set forth in this Amendment; and TPG RE Finance Trust Holdco, LLC (“Guarantor”) has agreed, subject to the terms and conditions hereof, to make the acknowledgements set forth herein.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

SECTION 1.
Repurchase Agreement Amendments.
(a)
The Repurchase Agreement is hereby amended to delete the red, stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the blue, double underlined text (indicated in the same manner as the following example: underlined text) as attached hereto on Exhibit A. The Exhibits, Schedules and Annexes to the Repurchase

Agreement (other than as set forth in Section 2) shall not be modified by this Amendment and shall remain Exhibits, Schedules and Annexes to the Repurchase Agreement.
(b)
Exhibit A to the Repurchase Agreement is hereby amended and restated in its entirety to read as follows: “[RESERVED].”
(c)
Exhibits B to the Repurchase Agreement is hereby replaced in its entirety with the version thereof attached hereto as Exhibit B to this Amendment.
SECTION 2.
(a)
Conditions Precedent. This Amendment shall become effective on the date hereof provided that (a) this Amendment is duly executed and delivered by each of Seller, Buyer and Guarantor and (b) Seller and Buyer have executed and delivered that certain Amendment No. 8 to Fee and Pricing Letter, dated as of the date hereof, by and between Seller and Buyer.
(b)
Post-Closing Obligations. No later than ten (10) Business Days after the date hereof (or such later time as may be granted by Buyer in its sole discretion), Seller shall deliver to Buyer (i) an updated copy of the legal opinion which was originally delivered to Buyer on May 25, 2016 with respect to bankruptcy code safe harbors, in form and substance acceptable to Buyer and its counsel and (ii) officer’s certificates from Seller and Guarantor that include copies of organizational documents, good standing certificates dated within thirty (30) days of the date hereof, incumbency certificates, and certified true, correct and complete copies of resolutions (or similar authority documents) with respect to the execution, delivery and performance of this Amendment, all in form and substance acceptable to Buyer and its counsel. The failure of Seller to do so on a timely basis shall, upon written notice to Seller from Buyer, constitute an immediate Event of Default under the Repurchase Agreement.
SECTION 3.
Representations and Warranties. On and as of the date first above written, Seller hereby represents and warrants to Buyer that (a) it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, (b) after giving effect to this Amendment, no Default or Event of Default under the Repurchase Agreement has occurred and is continuing, and (c) after giving effect to this Amendment, the representations and warranties contained in Article 9 of the Repurchase Agreement are true and correct in all respects as though made on such date (except for any such representation or warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all respects as of such other date).
SECTION 4.
Acknowledgments of Guarantor. Guarantor hereby acknowledges the execution and delivery of this Amendment by Seller and Buyer and agrees that it continues to be bound by that certain Amended and Restated Guarantee Agreement, dated as of May 4, 2018 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Guarantee Agreement”), made by Guarantor in favor of Buyer, notwithstanding the execution and delivery of this Amendment and the impact of the changes set forth herein.
SECTION 5.
Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement and each of the other Repurchase Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms;

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provided, however, that upon the date hereof, (a) all references in the Repurchase Agreement to the “Repurchase Documents” shall be deemed to include, in any event, this Amendment, and (b) each reference to the “Repurchase Agreement” in any of the Repurchase Documents shall be deemed to be a reference to the Repurchase Agreement as amended hereby.
SECTION 6.
No Novation, Effect of Agreement. The parties hereto have entered into this Amendment solely to amend the terms of the Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller, Guarantor or any of their respective affiliates (the “Repurchase Parties”) under or in connection with the Repurchase Agreement or any of the other Repurchase Documents. It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of the Repurchase Parties under the Repurchase Agreement are preserved and (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect.
SECTION 7.
Counterparts. This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (.PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.
SECTION 8.
Costs and Expenses. Seller shall pay Buyer’s reasonable actual out of pocket costs and expenses incurred in connection with the preparation, negotiation, execution and consummation of this Amendment in accordance with the Repurchase Agreement.
SECTION 9.
Submission to Jurisdiction. Each party irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Amendment or relating in any way to this Amendment and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile.

To the extent that either party has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such party hereby irrevocably waives and agrees not to plead or claim such immunity in respect of any action brought to enforce its obligations under this Amendment or relating in any way to this Amendment.

The parties hereby irrevocably waive, to the fullest extent each may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in the Repurchase Agreement. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other

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manner provided by law. Nothing in this Section 9 shall affect the right of Buyer to serve legal process in any other manner permitted by law or affect the right of Buyer to bring any action or proceeding against Seller or its property in the courts of other jurisdictions.

SECTION 10.
WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT.
SECTION 11.
GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.
SECTION 12.
Waivers. Each of Seller and Guarantor acknowledges and agrees that it has no defenses, rights of setoff, claims, counterclaims or causes of action of any kind or description against Buyer arising under or in respect of the Repurchase Agreement, the Guarantee Agreement or any other Repurchase Document and any such defenses, rights of setoff, claims, counterclaims or causes of action which may exist as of the date hereof are hereby irrevocably waived, and in consideration of Buyer entering into this Amendment, Seller and Guarantor hereby waive, release and discharge Buyer and Buyer’s officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arise out of or from or in any way relating to or in connection with the Repurchase Agreement, the Guarantee Agreement or the other Repurchase Documents, including, but not limited to, any action or failure to act under the Repurchase Agreement, the Guarantee Agreement or the other Repurchase Documents on or prior to the date hereof, except, with respect to any such Person being released hereby, any actions, causes of action, claims, demands, damages and liabilities arising out of such Person’s gross negligence or willful misconduct in connection with the Repurchase Agreement, the Guarantee Agreement or the other Repurchase Documents.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BUYER:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
a national banking association

By:
Name:
Title:

SELLER:

TPG RE FINANCE 11, LTD.,
an exempted company incorporated with limited
liability under the laws of the Cayman Islands

By:
Name:
Title:

[Signature Page to Amendment No. 7 to Master Repurchase and Securities Contract]

Acknowledged:

TPG RE FINANCE TRUST HOLDCO, LLC, a Delaware limited liability company, in its capacity as Guarantor, and solely for purposes of acknowledging and agreeing to Sections 4 and 12 of this Amendment:

By:
Name:
Title:

[Signature Page to Amendment No. 7 to Master Repurchase and Securities Contract]

EXHIBIT B

FORM OF CONFIRMATION

[ ] [ ], 20[ ]

Wells Fargo Bank, National Association
One Wells Fargo Center
301 South College Street
MAC D1053-125, 12th Floor
Charlotte, North Carolina 28202

Attention: Karen Whittlesey

Re:	Master Repurchase and Securities Contract dated as of May 25, 2016, (the “Agreement”) between TPG RE Finance 11, Ltd. (“Seller”) and Wells Fargo Bank, National Association (“Buyer”)

Ladies and Gentlemen:

This is a Confirmation (as this and other terms used but not defined herein are defined in the Agreement) executed and delivered by Seller and Buyer pursuant to Section 3.01 of the Agreement. Seller and Buyer hereby confirm and agree that as of the Purchase Date and upon the other terms specified below, Seller shall sell and assign to Buyer, and Buyer shall purchase from Seller, all of Seller’s right, title and interest in, to and under the Purchased Assets listed in Appendix 1 hereto.

Amendment No. 9 to Master Repurchase and Securities Contract and Fee and Pricing Letter

Purchased Assets (including Class and Mortgaged Property):	As described in Appendix 1 hereto
Property Type:	As described in Appendix 1 hereto
Type:	[multifamily, retail, office, industrial, hospitality or self-storage]
Book Value:	As described in Appendix 1 hereto
Market Value:	$[_______________________]
Applicable Benchmark	[LIBOR Based Transaction] (subject to Section 12.01 of the Agreement): [SOFR Based Transaction]
Applicable Percentage:	[_____]%
Maximum Applicable Percentage:	[_____]%
Pricing Margin:	[_____]%
Floor:	[_____]%
Future Funding Amount (if applicable, and subject to approval in Buyer’s sole discretion pursuant to Section 3.10 of the Agreement):	$[_______________________]
Seller’s total future funding obligations, if any:	$[_______________________]
Purchased Asset Documents:	As described in Appendix 1 hereto
Purchase Date:	[ ] [ ], 20[ ]
Repurchase Date:	[ ] [ ], 20[ ]
Purchase Price:	$[_______________________]
Maximum Purchase Price:	$[_______________________]
REMIC-Eligible Asset [Y/N]:	[____]

Seller’s Wiring Instructions:		Bank Name: JPMorgan Chase Bank NA Routing #: 021000021 SWIFT/BIC: CHASUS33 Account #: 626434794 Account Name: TPG RE Finance 11, Ltd. Reference: TPG RE Finance 11, Ltd.
Name and address for communications:	Buyer:

Wells Fargo Bank, National Association
One Wells Fargo Center
301 South College Street
MAC D1053-125, 12th Floor
Charlotte, North Carolina 28202
Attention: Karen Whittlesey
Telephone: (704) 374-7909
Fax: (855) 882-3270

	With a copy to:	Cadwalader, Wickersham & Taft LLP 227 West Trade Street Suite 2400 Charlotte, NC 28202 Attention: Stuart N. Goldstein, Esq. Telephone: (704) 348-5258 Email: stuart.goldstein@cwt.com Fax: (704) 348-5200
	Seller:	TPG RE Finance 11, Ltd. c/o TPG RE Finance Trust Management, L.P. 888 Seventh Avenue, 35th Floor New York, NY 10106 Attention: Ian McColough Telephone: (212) 430-4131 Email: imccolough@tpg.com
and
TPG RE Finance 11, Ltd. c/o TPG RE Finance Trust Management, L.P. 888 Seventh Avenue, 35th Floor New York, NY 10106 Attention: Robert R. Foley Telephone: 212-430-4111 Email: bfoley@tpg.com
and

TPG RE Finance 11, Ltd. c/o TPG RE Finance Trust Management, L.P. 888 Seventh Avenue, 35th Floor New York, NY 10106 Attention: Deborah J. Ginsberg Telephone: 212-405-8426 Email: dginsberg@tpg.com
and
TPG RE Finance 11, Ltd. c/o TPG RE Finance Trust Management, L.P. 888 Seventh Avenue, 35th Floor New York, NY 10106 Attention: Jason Ruckman Telephone: (212) 430-4125 Email: jruckman@tpg.com
with a copy to:	Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036-8704 Attention: David C. Djaha, Esq. Telephone: (212) 841-0489 Email: David.Djaha@ropesgray.com

Seller hereby represents and warrants as of the date hereof that, except as otherwise disclosed by Seller to Buyer in writing, (a) no Default or Event of Default has occurred and is continuing and (b) Guarantor is in compliance with the financial covenants set forth in Section 9 of the Guarantee Agreement.

Seller hereby certifies as follows, on and as of the above Purchase Date with respect to each Purchased Asset described in this Confirmation:

Except as specified in Appendix 2 hereto, Seller hereby makes all of the representations and warranties contained in the Agreement (including Schedule 1 to the Agreement as applicable to the Class of such Asset) with respect to the Purchased Asset described in this Confirmation.

[Buyer hereby waives the requirement under the Agreement that the Purchase Agreement(s) pursuant to which the Purchased Asset(s) listed in Appendix 1 hereto were acquired shall contain a grant of a security interest in favor of Seller and authorize the filing of UCC financing statements against the applicable transferor with respect to such Purchased Asset(s).]

[Seller and Buyer hereby agree that the Purchased Asset must satisfy the following performance thresholds at all times:]

[List any applicable performance thresholds here:]

Seller:
TPG RE FINANCE 11, LTD., a Cayman Islands exempted company
By:
Name:
Title:

Buyer:
Acknowledged and Agreed:
Wells Fargo Bank, National Association
By:
Name:
Title:

Appendix 1 to Confirmation

Description of Purchased Asset:

Appendix 2 to Confirmation

[Description of any exceptions to representations and warranties made by Seller in the Confirmation]